UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 17, 2007
(Exact Name of Registrant as specified in its charter)

Delaware	1-14987	31-1333930

(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification Number)
8323 Walton Parkway
New Albany, Ohio 43054
(614) 775-3500
(Address, including zip code, and telephone number
including area code of Registrant’s
principal executive offices)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) On January 22, 2007, Tween Brands, Inc. (the “Company”) announced the resignation of William E. May, Jr. as Executive Vice President and Chief Operating Officer (Principal Operating Officer) of the Company, effective January 22, 2007.
(c) On January 17, 2007, the Board of Directors of the Company appointed Kenneth T. Stevens as President and Chief Operating Officer of the Company, effective January 29, 2007. Mr. Stevens will also serve as Treasurer and Secretary for the Company. The information required by paragraph (c)(2) of Item 5.02 regarding Mr. Stevens is contained in the Company’s press release, dated January 22, 2007, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
     Under an Offer Letter, dated January 8, 2007 (the “Offer Letter”), which was made a part of his Employment Agreement (as defined below), Mr. Stevens has been granted the following, contingent and effective upon commencement of his employment with the Company:
•	an annual base salary of $800,000;

•	a sign on bonus of 5,000 restricted shares of the Company’s common stock under the Company’s 2005 Stock Option and Performance Incentive Plan (the “Plan”), which shall fully vest on the second anniversary of commencement of employment;

•	an option to purchase 50,000 shares of the Company’s common stock under the Plan, which shall vest 25% per year beginning on the first anniversary of commencement of employment;

•	an award of 25,000 restricted shares of the Company’s common stock under the Plan, which shall vest 25% per year beginning on the first anniversary of commencement of employment; and

•	participation in the Company’s Incentive Compensation Plan at a target level of 100% of his base salary, pursuant to which the Company will guarantee that he shall receive a minimum incentive compensation payment of $320,000 (100% target) for Spring Season 2007 provided that he is employed by the Company during such season and on the date of payment of the incentive compensation for such season.
     The Company also entered into an Employment Agreement with Mr. Stevens, effective as of January 29, 2007 (the “Employment Agreement”). The Employment Agreement has an initial term of three years. On the first anniversary of the effective date of the Employment Agreement, and on the anniversary date of each year thereafter, the term will be extended automatically for a period of one year unless 90 days prior to such anniversary date the Company or Mr. Stevens gives written notice to the other of an election not to extend the term. Furthermore, if a change in control (as defined in the Employment Agreement) occurs during the term of such agreement, the term of such agreement will be extended for two years from the date of the change in control. The Employment Agreement provides for Mr. Stevens a minimum annual base salary, plus any increases in base compensation as may be authorized by the Board of Directors after the date of the Employment Agreement. The Employment Agreement also requires the Company to compensate Mr. Stevens and provide him with certain benefits if his employment is terminated before the Employment Agreement expires. The compensation and benefits Mr. Stevens is entitled to receive vary depending upon whether his employment is terminated: (1) by the Company for cause (as defined in the Employment Agreement), voluntarily by him for other than for good reason (as defined in the Employment Agreement); (2) by the Company other than for cause or by him for good reason; (3) involuntarily due to disability; (4) upon retirement; or (5) upon his death, under which circumstance the applicable compensation and benefits are payable to his beneficiaries.

     The Company also entered into an Executive Agreement with Mr. Stevens, effective January 29, 2007 (the “Executive Agreement”). The Executive Agreement has an initial term of three years. On the first anniversary of the effective date of the Executive Agreement, and on the anniversary date of each year thereafter, the term will be extended automatically for a period of one year unless 30 days prior to such anniversary date the Company gives written notice to Mr. Stevens of its election not to extend the term. Furthermore, if a change in control (as defined in the Executive Agreement) occurs during the term of the Executive Agreement, the term will be extended for 24 months from the date of the change in control. Under the Executive Agreement, the Company must provide severance benefits to Mr. Stevens if his employment is terminated (other than on account of death or disability or for cause):
•	by the Company at any time six months prior to a change in control if such termination was in contemplation of such change in control and was done to avoid the effects of the Executive Agreement;

•	by the Company within 24 months after a change in control;

•	by him for good reason (as defined in the Executive Agreement) at any time within 24 months after a change in control; or

•	by him with or without good reason during the period beginning on the one year anniversary date of a change in control and lasting for 30 days.
Copies of Mr. Stevens’ Offer Letter, Employment Agreement and Executive Agreement are attached hereto as Exhibits 10.2, 10.3 and 10.4, respectively and are incorporated herein by reference. The descriptions of such agreements contained herein are qualified in their entirety by the full text of such exhibits.
(e) In connection with Mr. May’s resignation, reported under paragraph (b) above, the Company and Mr. May entered into a letter agreement, dated January 18, 2007 (the “Letter Agreement”). The Letter Agreement provides that, subject to effectiveness, pursuant to paragraph 5 of the Letter Agreement, Mr. May will be entitled to the compensation set forth in Section 11(b) of Mr. May’s employment agreement, dated February 23, 2004 (the “May Employment Agreement”). Under the Letter Agreement, the Company and Mr. May also generally agree to release each other from any and all claims that either party ever had or may now have up to and including the date of the Letter Agreement.
The May Employment Agreement was filed as Exhibit 10.25 to the Company’s Annual Report on Form 10-K for the year ended January 31, 2004 and is incorporated herein by reference. A copy of the Letter Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The descriptions of such agreements contained herein are qualified in their entirety by the full text of such exhibits.

Item 9.01.   Exhibits.
     (d) Exhibits.

Exhibit No.	Description

10.1	Letter Agreement between William E. May, Jr. and the Company dated January 18, 2007.

10.2	Kenneth T. Stevens Offer Letter dated January 8, 2007.

10.3	Employment Agreement, effective as of January 29, 2007, between the Company and Kenneth T. Stevens.

10.4	Executive Agreement, effective as of January 29, 2007, between the Company and Kenneth T. Stevens.

99.1	Press Release, dated January 22, 2007, entitled “William May Leaving C.O.O. Post at Tween Brands; Kenneth Stevens Joins Company as President and C.O.O.”

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWEEN BRANDS, INC.
Date: January 23, 2007	By:	/s/ Paul C. Carbone Paul C. Carbone Senior Vice President of Finance (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

10.1	Letter Agreement between William E. May, Jr. and the Company dated January 18, 2007.

10.2	Kenneth T. Stevens Offer Letter dated January 8, 2007.

10.3	Employment Agreement, effective as of January 29, 2007, between the Company and Kenneth T. Stevens.

10.4	Executive Agreement, effective as of January 29, 2007, between the Company and Kenneth T. Stevens.

99.1	Press Release, dated January 8, 2007, entitled “William May Leaving C.O.O. Post at Tween Brands; Kenneth Stevens Joins Company as President and C.O.O.”